Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

by and among

SONIM TECHNOLOGIES, INC.,

and

the HOLDERS party hereto

Dated as of [________], 2022

SCHEDULE A – HOLDER INFORMATION

SCHEDULE B – FORM OF JOINDER

SCHEDULE C – NOTICES

- i -

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of [_______], 2022, is by and among Sonim Technologies, Inc., a Delaware corporation (the “Company”), AJP Holding Company, LLC, a Delaware limited liability company (the “Investor”) and each other Person that executes a Joinder in accordance with this Agreement.

WHEREAS, reference is made to that certain Subscription Agreement (the “Subscription Agreement”), dated as of April 13, 2022, by and among the Company and the Investor.

WHEREAS, in connection with the consummation of the First Closing, the Investors received shares of Common Stock and in connection with the consummation of the Second Closing, will receive additional shares of Common Stock, and the execution and delivery of this Agreement is a condition precedent to the willingness of the Investor to consummate the First Closing.

WHEREAS, the parties hereto desire to provide for, among other things, the grant of registration rights with respect to the Registrable Securities (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. As used in this Agreement, terms defined in the headings and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such first Person or is a Related Fund of such first Person. The term “control” (including the terms “controlled by” and “under common control with”) as used in this definition means the possession, directly or indirectly (including through one or more intermediaries), of the power or authority to direct or cause the direction of the management of a Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, the Investor shall not be deemed an Affiliate of the Company for purposes of this Agreement, but the Holders and the Investor shall be deemed Affiliates of each other for purposes of this Agreement.

“Agreement” means this Registration Rights Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“beneficial ownership” and terms of similar import shall be as defined under and determined pursuant to Rule 13d-3 (or any successor rule then in effect) promulgated under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event or the passage of time.

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to remain closed in the State of New York.

“Closing Date” means [_______], 2022.

“Commission” means the U.S. Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act or the Exchange Act.

“Common Stock” means the Company’s common stock, par value $0.001 per share.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Indemnitee” has the meaning set forth in Section 2.10(a).

“Demand Holders” means one or more Holders who (together with their Affiliates) collectively beneficially own, in the aggregate, at least 25% of the then-outstanding Registrable Securities.

“Demand Notice” has the meaning set forth in Section 2.2(a).

“Demand Offering” means a Shelf Takedown requested pursuant to Section 2.3.

“Demand Registration” means a Long-Form Registration or a Short-Form Registration.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor statute.

“Expenses” means all expenses incurred by the Company incident to the Company’s performance of or compliance with its obligations under this Agreement, including all registration, filing, listing, stock exchange and FINRA fees, all fees and expenses of complying with state securities or blue sky laws (including the reasonable fees, disbursements and other charges of counsel for the underwriter(s) in connection with blue sky or FINRA filings), all of the Company’s word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, the fees, disbursements and other charges of counsel for the Company and of its independent registered public accounting firm, including the expenses incurred in connection with “comfort” letters required by or incident to such performance and compliance, the reasonable fees, disbursements and other charges of one counsel for sellers of Registrable Securities, the fees and expenses incurred by the Company in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, the fees and expenses of any special experts retained by the Company in connection with such registration, the fees and expenses of any registrar and transfer agent, and the fees and expenses of other Persons retained by the Company, but excluding underwriting fees, discounts and commissions and applicable transfer taxes, if any, which discounts, commissions and transfer taxes shall be borne by the seller or sellers of Registrable Securities, except as otherwise provided in this Agreement.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Form S-1” means a registration statement on Form S-1 or any similar long-form registration statement, as it may be amended from time to time, or any similar successor form.

“Form S-3” means a registration statement on Form S-3 or any similar short-form registration statement, as it may be amended from time to time, or any similar successor form.

“Form S-1 Shelf” has the meaning set forth in Section 2.1(a).

“Form S-3 Shelf” has the meaning set forth in Section 2.1(a).

“Governmental Authority” means (a) the government of any nation, state, city, locality or other political subdivision thereof, (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and (c) any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Holder” means (a) the Investor and (b) each other Person to whom Registrable Securities are transferred in accordance with this Agreement and that executes a joinder to this Agreement in the form attached as Schedule B.

“Holder Indemnitee” has the meaning set forth in Section 2.8(b).

“Holder Information” has the meaning set forth in Section 2.5.

“Investor” has the meaning set forth in the preamble to this Agreement.

“Long-Form Registration” has the meaning set forth in Section 2.2(a).

“Loss” and “Losses” have the meanings set forth in Section 2.8(a).

“majority of the Registrable Securities” means a majority of the then-outstanding Registrable Securities.

“Offering Documents” has the meaning set forth in Section 2.8(a).

“Person” means any individual, corporation, company, partnership, limited liability company or partnership, firm, voluntary association, joint venture, trust, unincorporated organization, Governmental Authority or any other entity whether acting in an individual, fiduciary or other capacity.

“Public Offering” means a public offering and sale of shares of Common Stock or securities exchangeable or convertible into shares of Common Stock pursuant to an effective registration statement filed under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

“Registrable Securities” means (a) all shares of Common Stock issued pursuant to the Subscription Agreement and (b) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares of Common Stock referenced in clause (a); provided that a share of Common Stock will cease to be a Registrable Security upon the earliest to occur of the date on which (i) such share of Common Stock has been disposed of pursuant to an effective registration statement under the Securities Act or (ii) such share of Common Stock is disposed of pursuant to Rule 144 promulgated under the Securities Act (or any successor provision).

“Registration Demand” has the meaning set forth in Section 2.2(a).

“Related Fund” means, with respect to any Person, (a) any fund, account or investment vehicle that is controlled or managed (i) by such Person, (ii) by an Affiliate of such Person or (iii) by the same investment manager or advisor as the investment manager or advisor for such Person, or by an Affiliate of such investment manager or advisor or (b) any Person formed and controlled by any of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any successor statute.

“Selling Holders” means the Holders of Registrable Securities requested to be registered pursuant hereto.

“Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

“Shelf Takedown” has the meaning set forth in Section 2.3(a).

“Short-Form Registration” has the meaning set forth in Section 2.2(a).

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors, managers or trustees thereof, or fifty percent (50%) or more of the equity interest therein, is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

1.2 Other Definitional Provisions; Interpretation. In this Agreement, unless the context otherwise requires:

(a) the words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection and Schedule references are to this Agreement unless otherwise specified;

(b) headings are for convenience only and do not affect the interpretation of this Agreement;

(c) words importing the singular include the plural and vice versa;

(d) a reference to an Article, party, Schedule or Section is a reference to that Article or Section of, or that party or Schedule to, this Agreement;

(e) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement;

(f) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(g) a reference to a party to any document includes that party’s successors and permitted assigns;

(h) in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement; and

(i) capitalized terms used herein but not otherwise defined shall have the same meaning as set forth in the Subscription Agreement.

ARTICLE II

REGISTRATION RIGHTS

2.1 Shelf Registration Statement, Registration and Listing.

(a) Shelf Registration Statement.

(i) Within 30 calendar days of the Second Closing Date (as such term is defined in the Subscription Agreement), the Company shall file with the Commission a registration statement on any permitted form that qualifies, and is available for, the resale of Registrable Securities in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (the “Shelf Registration Statement”) (except if the Company is then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on Form S-3 in accordance herewith) and use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable thereafter. The Company shall include in such Shelf Registration Statement all Registrable Securities held by the Investor.

(ii) Until the earlier of the date on which (A) there no longer are any Registrable Securities outstanding and (B) this Agreement has terminated in accordance with Section 2.13, if (y) the Company receives new or revised Holder Information that was not previously provided or is not otherwise included in the Shelf Registration Statement, or (z) a Holder requests the registration of its Registrable Securities on the Shelf Registration Statement and such request was not previously received by the Company pursuant to the terms of this Agreement, the Company shall promptly and, in any case within 15 days, file with the Commission an amendment or supplement to such Shelf Registration Statement and shall include such new or revised Holder Information and/or the Registrable Securities of the Holder making such request, as applicable, in the amended or supplemented registration statement.

(iii) In the event the Company is not eligible to file the Shelf Registration Statement on Form S-3 (a “Form S-3 Shelf”) and files the Shelf Registration Statement on Form S-1 (a “Form S-1 Shelf”), the Company shall use its reasonable best efforts to convert such Shelf Registration Statement to a Form S-3 Shelf as promptly as practicable after the Company is eligible to use Form S-3 and have the Form S-3 Shelf declared effective as promptly as practicable (but in no event more than 30 days after the filing of the Form S-3 Shelf), provided, that if there is an offering of Registrable Securities under the Shelf Registration Statement that is ongoing at such time the Company is eligible to use Form S-3, the Company shall delay the conversion of the Shelf Registration Statement until the earlier of the date that the offering is completed or the existing Shelf Registration Statement would need to be updated pursuant to Section 10(a)(3) of the

Securities Act or otherwise. If the Shelf Registration Statement is a Form S-3 Shelf and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall use its reasonable best efforts to file a Form S-1 Shelf as promptly as practicable to replace the Shelf Registration Statement that is a Form S-3 Shelf (but in no event more than 20 Business Days after the date of such ineligibility) and have the Form S-1 Shelf declared effective as promptly as practicable (but in no event more than 90 days after the date of such filing).

(b) Board Deferral. The Company may delay the initial filing of the Shelf Registration Statement under Section 2.1(a) for a period of up to 90 days if a majority of the Board determines that the filing of the Shelf Registration Statement would be materially detrimental to the Company and a majority of the Board concludes, as a result, that such delay is in the best interests of the Company and if the Company furnishes to the Holders a certificate signed by the President of the Company attesting to the foregoing; provided that the Company shall not register any securities for its own account or that of any other stockholder or other Person during such period.

2.2 Securities Act Registration on Demand.

(a) Demand. If the Company has not previously filed a Shelf Registration Statement pursuant to Section 2.1, or if such Shelf Registration Statement has not been declared effective by the Commission, or, if such Shelf Registration Statement has been declared effective by the Commission, it does not remain effective in compliance with the provisions of the Securities Act and the laws of any U.S. state or other jurisdiction applicable to the disposition of Registrable Securities covered by such Shelf Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with such Shelf Registration Statement, Demand Holders may make a written request to the Company for the registration with the Commission under the Securities Act of all or part of such Demand Holders’ Registrable Securities on (i) Form S-1 (a “Long-Form Registration”) or (ii) if available, Form S-3 (a “Short Form Registration”), each of which may be a shelf registration statement filed pursuant to Rule 415 promulgated under the Securities Act (or any successor rule), in each case which request shall specify the number of Registrable Securities to be disposed of by such Demand Holders and the proposed plan of distribution therefor (a “Registration Demand”). Upon the receipt of any Registration Demand, the Company promptly shall notify each other Holder, if any, of such receipt (the “Demand Notice”). Thereafter, the Company shall file such registration statement under the Securities Act in accordance with Section 2.6(a), which such registration statement shall include:

(i) the Registrable Securities that the Company has been so requested to register by the Demand Holders, and

(ii) all other Registrable Securities which the Company has been requested to register by each other Holder by written request of such Holder given to the Company within 15 days after such Holder’s receipt of the Demand Notice, all to the extent necessary to permit the disposition of the Registrable Securities so to be registered;

provided that:

(A) the Company shall not be required to effect more than a total of three Long-Form Registrations pursuant to this Section 2.2(a);

(B) if the Company has previously effected a Long-Form Registration or a Short-Form Registration pursuant to this Section 2.2(a), the Company shall not be required to effect a Long-Form Registration or a Short-Form Registration pursuant to this Section 2.2(a) until a period of 90 days shall have elapsed from the date on which such previous registration statement became effective;

(C) any Holder whose Registrable Securities were to be included in any such registration pursuant to this Section 2.2(a), by written notice to the Company, may withdraw such request and, upon receipt of such notice of the withdrawal of such request, the Company shall not be required to effect such registration if the Holders who do not withdraw from such registration do not meet the requirements of clause (D) below, and no such request for registration shall be counted for purposes of determining the number of Long-Form Registrations to which any such Holders are entitled pursuant to this Section 2.2(a);

(D) the Company shall not be required to effect any registration pursuant to this Section 2.2(a) unless the Registrable Securities proposed to be sold in such registration have a reasonably anticipated aggregate offering price of at least (i) $50 million, in the case of a Long-Form Registration, or (ii) $25 million, in the case of a Short-Form Registration;

(E) no Demand Holder is entitled to request a registration under Section 2.2(a) if all of its Registrable Securities are already registered on an effective Shelf Registration Statement; and

(F) the Company shall not be required to effect any registration pursuant to this Section 2.2(a) during any period that the Board has determined to delay the filing of the Shelf Registration Statement pursuant to Section 2.1(b).

(b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to Section 2.2 hereof, no securities other than Registrable Securities shall be included among the securities covered by such registration unless the Selling Holders holding not less than a majority of the Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

(c) Effective Registration Statement. A registration requested pursuant to Section 2.2(a) shall not be deemed to have been effected:

(i) if a registration statement with respect thereto has not been declared effective by the Commission, or, if a registration statement with respect thereto has been declared effective by the Commission, it does not remain effective in compliance with the provisions of the Securities Act and the laws of any U.S. state or other jurisdiction applicable to the disposition of Registrable Securities covered by such registration statement until such time as all of such Registrable Securities shall have been disposed of in accordance with such registration statement or there shall cease to be any Registrable Securities; or

(ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority or court for any reason other than a violation of applicable law solely by any Selling Holder and has not thereafter become effective.

2.3 Offering Requests.

(a) Requests for Offerings. At any time that any shelf registration statement filed in accordance with the terms hereof shall be effective with respect to Registrable Securities of a Holder and such Holder desires to initiate an offering or sale of all or part of such Holder’s Registrable Securities (a “Shelf Takedown”), such Holder shall so indicate in a written request delivered to the Company no later than two Business Days prior to the expected date of such Shelf Takedown, which request shall include (i) the type and total number of Registrable Securities expected to be offered and sold in such Shelf Takedown and (ii) the expected plan of distribution of such Shelf Takedown. For the avoidance of doubt, unless otherwise agreed to by the requesting Selling Holder, no other Holder shall have the right to participate in a Shelf Takedown.

(b) Other Offerings. Nothing contained in this Agreement shall be deemed to provide the Holders with any right to include the Registrable Securities or any other securities in (i) the filing of any other registration statement filed by the Company or (ii) any other offering of securities for the account of the Company or any other holder of Company securities. Notwithstanding anything to the contrary contained herein, the Company shall have no obligation to, in relation to an offering of the Registrable Securities that involves a financial institution acting as an underwriter or placement agent or that would be characterized as a “block-trade, assist any Holder or other person, enter into any agreement or pay any expenses.

2.4 Expenses. Except as otherwise provided herein, the Company shall pay all Expenses in connection with any registration initiated pursuant to Section 2.1, or 2.2 hereof (and any related offering of Registrable Securities), whether or not such registration shall become effective (or such offering is completed) and whether or not all or any portion of the Registrable Securities originally requested to be included in such registration are ultimately included in such registration.

2.5 Registration and Demand Offering Procedures. If and whenever the Company is required to effect any registration under the Securities Act or any Demand Offering as provided in Section 2.1, or 2.2 hereof, the Company shall, as expeditiously as possible:

(a) prepare and file with the Commission (promptly and, in any event on or before the date that is (i) 45 days, in the case of any Long-Form Registration pursuant to Section 2.2(a), after the receipt by the Company of the written request from the relevant Demand Holder(s), or (ii) 30 days, in the case of any Short-Form Registration pursuant to Section 2.2(a), after the receipt by the Company of the written request from the relevant Demand Holder(s)) the requisite registration statement to effect any such registration and thereafter use its reasonable best efforts to cause such registration statement to become effective as promptly as reasonably practicable (which shall be no later than 120 days after the initial filing of the registration statement), to maintain such registration statement continuously effective and keep such registration statement supplemented and amended to the extent necessary to ensure that it is available for sales of such Registrable Securities and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier to occur of (A) the day after all the Registrable Securities covered by the registration statement have been sold pursuant to that or another effective registration statement or (B) the first date on which there shall cease to be any Registrable Securities covered by such registration statement; provided that, after the third anniversary of the date a registration statement is initially declared effective, plus any period that the registration statement is not kept effective or its use is suspended pursuant to this Agreement, the Company may terminate the offering under such registration statement and withdraw the registration statement so long as no Holder beneficially owns at least 5% of the outstanding Common Stock; and provided, further, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

(b) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to any such registration statement and the applicable prospectus or prospectus supplement, including any free writing prospectus as defined in Rule 405 under the Securities Act, used in connection therewith as may be necessary to keep the applicable registration statement effective and to comply with the provisions of this Agreement, the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities until such time as all of such Registrable Securities shall have been disposed of in accordance with the method of disposition specified by the applicable Holders, and furnish to each Selling Holder and to the managing underwriter(s), if any, within a reasonable period of time prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus; provided, however, that, with respect to each free writing prospectus or other materials to be delivered to purchasers at the time of sale of the Registrable Securities, the Company shall (i) ensure that no Registrable Securities are sold “by means of” (as defined in Rule 159A(b) under the Securities Act) such free writing prospectus or other materials without the prior written consent of the sellers of the Registrable Securities, which free writing prospectus or other materials shall be subject to the review of counsel to such sellers and (ii) make all required filings of all free writing prospectuses or other materials with the Commission as are required;

(c) if requested by Selling Holders, promptly amend or supplement any registration statement (whether before or after effectiveness in the case of a shelf registration statement and including by way of a post-effective amendment), with such information as such Holder or Holders request be included therein relating to any proposed offering of Registrable Securities, including (i) information regarding the intended methods of distribution of the Registrable Securities, and (ii) the information provided pursuant to Section 2.3(a), if applicable, and prepare an amendment to such registration statement (including a post-effective amendment) or a prospectus supplement to include such information in the registration statement, promptly file such amendment or prospectus supplement with the Commission (but in no event later than two Business Days after such request in the case of a prospectus supplement or five Business Days after such request in the case of a post-effective amendment), and use its reasonable best efforts to have any such post-effective amendment declared effective as promptly as practicable, provided, that if there is an offering of Registrable Securities that is ongoing at such time under any shelf registration statement, the Company shall delay the filing of such post effective-amendment until the offering is completed;

(d) furnish to each seller of Registrable Securities, such number of copies of such drafts and final conformed versions of the applicable registration statement and of each amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as any Selling Holder may reasonably request in writing;

(e) use its reasonable best efforts (i) to register or qualify all Registrable Securities and other securities, if any, covered by the applicable registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of Registrable Securities covered by such registration statement shall reasonably request in writing, (ii) to keep such registration or qualification in effect for so long as the applicable registration statement remains in effect and (iii) to take any other action that may be necessary or reasonably advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (e) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(f) use its reasonable best efforts to cause all Registrable Securities and other securities, if any, covered by the applicable registration statement to be registered with or approved by such other Governmental Authority as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(g) notify each Selling Holder, and other holders of securities covered by the applicable registration statement, if any, at any time when (i) a prospectus relating thereto is required to be delivered under the Securities Act, (ii) a prospectus or any prospectus supplement or post-effective amendment or any free writing prospectus has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (iii) the Company receives any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iv) the Commission issues any stop order suspending the effectiveness of such registration statement or related prospectus or the initiation or threatening of any proceedings for that purpose, (v) the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 2.5(l) below cease to be true and correct, (vi) the Company receives any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose and (vii) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made (which notice shall notify each Selling Holder only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information), and, at the written request of any such seller of Registrable Securities, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(h) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Securities at the earliest possible moment;

(i) otherwise comply with all applicable rules and regulations of the Commission and any other Governmental Authority having jurisdiction over the applicable offering, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j) use its reasonable best efforts to cause all Registrable Securities included in any registration statement to be listed on each securities exchange or national market system on which similar securities issued by the Company are then listed or, if no such similar securities are then listed or designated, in a manner satisfactory to the Holders of a majority of the Registrable Securities included in such registration;

(k) provide a transfer agent and registrar for the Registrable Securities covered by a registration statement no later than the effective date thereof;

(l) enter into such agreements and take such other actions as the Selling Holder or Selling Holders, as the case may be, owning at least a majority of the Registrable Securities covered by any applicable registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification and contribution to the effect and to the extent provided in Section 2.08 hereof; and

(m) if requested by any Selling Holder or Selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such share amounts and registered in such names as the Selling Holders may request at least three Business Days prior to any sale of Registrable Securities to the underwriter(s); provided, that in connection with each of the foregoing, the Company’s transfer agent shall be entitled to receive certificates, medallion guarantees, stock powers, indemnities and other documents from the Selling Holder or Selling Holders as are reasonably and customarily requested in connection with the removal of restrictive legends or registration of transfer.

As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a Holder, such Holder must furnish to the Company in writing such information regarding itself and its Affiliates, the Registrable Securities held by it and the intended methods of disposition of the Registrable Securities held by it as is necessary to effect the registration of such Holder’s Registrable Securities and is reasonably requested in writing by the Company (the “Holder Information”). If at any time, the Company has any reason to believe that the Holder Information is untrue, incomplete or inaccurate, it may but shall not be required to, notify the related Holder and obtain confirmation of such information’s truthfulness, accuracy or completeness and shall not be required to include any such Holder Information until it has received such confirmation. Subject to Section 2.1(a), if the Company subsequently receives Holder Information that was not previously provided and the Company proposes to file another amendment or supplement to such registration statement, the Company shall include the Registrable Securities of the Holder providing such Holder Information in the amended or supplemented registration statement.

The Holder Information with respect to the Investor is attached hereto as Schedule A. Each Holder represents and warrants to the Company that all such information is true, complete and accurate as of the date of this Agreement and covenants to the Company that the in the event any such Holder Information is no longer true, complete and accurate or that any modification of such information is required to be made, such Holder shall promptly notify the Company of such fact and provide such information as shall be necessary to make the Holder Information with respect to such Holder true and accurate as of such date of notification.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 2.5, such Holder shall forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 2.5 and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If any event of the kind described in subsection (g) of this Section 2.5 occurs and such event is the fault solely of a Holder or Holders due to the inaccuracy of the Holder Information provided by such Holder(s) for inclusion in the registration statement, such Holder (or Holders) shall pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by subsection (g) of this Section 2.5.

2.6 Preparation: Reasonable Investigation.

(a) Registration Statements. In connection with the preparation and filing of each registration statement under the Securities Act requested pursuant to Section 2.2 hereof, the Company shall (i) give representatives (designated to the Company in writing) of each Selling Holder, and one firm of counsel retained on behalf of the Selling Holders (as a group), the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) upon reasonable advance notice to the Company, give each of them such reasonable access to all financial and other records, corporate documents and properties of the Company and its subsidiaries, as shall be necessary, in the reasonable opinion of such Holders’ and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act, and (iii) upon reasonable advance notice to the Company, give each of them the opportunity to receive relevant information regarding the business of the Company from its officers, directors, employees and the independent public accounting firm that certified its financial statements as shall be necessary, in the reasonable opinion of such Holders’, to conduct a reasonable due diligence investigation for purposes of the Securities Act.

(b) Confidentiality. Each Holder shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to such Holder under this Section 2.6. Information that (i) is or becomes available to a Holder from a public source other than as a result of a disclosure by such Holder or any of its Affiliates, (ii) is disclosed to a Holder by a third-party source who the Holder reasonably believes is not bound by an obligation of confidentiality to the Company, (iii) is or becomes required to be disclosed by a Holder by law, including by court order, or (iv) is independently developed by a Holder without reliance on such confidential information, shall not be deemed to be “confidential information” for purposes of this Agreement. The Holder shall not grant access, and the Company shall not be required to grant access, to information under this Section 2.6 to any Person who will not agree to maintain the confidentiality (to the same extent a Holder is required to maintain confidentiality) of any confidential information received from or otherwise made available to it by the Company or the Holder under this Agreement.

2.7 Postponements.

(a) If the Company shall fail to file any registration statement to be filed pursuant to a demand for registration under Section 2.2 hereof, the Demand Holder(s) requesting such registration shall have the right to withdraw the request for registration. Any such withdrawal shall be made by giving written notice to the Company within 20 days after the date on which a registration statement would otherwise have been required to have been filed with the Commission. In the event of such withdrawal, the request for registration shall not be counted for purposes of determining the number of registrations to which the Holders are entitled pursuant to Section 2.2 hereof. The Company shall pay all Expenses incurred in connection with a request for registration withdrawn pursuant to this paragraph.

(b) The Company shall not be obligated to file any registration statement, or file any amendment or supplement to any registration statement, and may suspend any Selling Holder’s rights to make sales pursuant to any effective registration statement, at any time (but not to exceed one time with respect to each effective registration statement in any twelve-month period) when the Company, in the good faith judgment of the Board, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would adversely affect a pending or proposed Public Offering of the Company’s securities, a material financing, or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto. The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and a Selling Holder’s rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the preceding sentence for more than 10 days after the abandonment or consummation of any of the foregoing proposals or transactions or for more than 60 days after the date of the Board’s determination referenced in the preceding sentence. If the Company suspends the Selling Holders’ rights to make sales pursuant hereto, the applicable registration period shall be extended by the number of days of such suspension. Notwithstanding the terms of this Section 2.7(b), the Company may not delay the filing of the Shelf Registration Statement required pursuant to Section 2.1(a) beyond the period specified therein.

2.8 Indemnification by the Company.

(a) In connection with any registration statement filed by the Company pursuant to Section 2.1 or 2.2 hereof, to the fullest extent permitted by law, the Company shall, and hereby agrees to, indemnify and hold harmless, each Holder and seller of any Registrable Securities and its Affiliates covered by such registration statement and each other Person, if any, who controls (within the meaning of the Exchange Act) such Holder or seller, and their respective shareholders, members, directors, officers, employees, partners, agents and Affiliates (each, a “Company Indemnitee” for purposes of this Section 2.8), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such indemnified party is a party thereto), joint or several, and expenses, including the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, to which such Company Indemnitee may become subject under the Securities Act or otherwise (collectively, a “Loss” or “Losses”), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus related thereto, or any amendment or supplement thereto, and free writing prospectus or other offering materials (collectively, “Offering Documents”), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading or any violation by the Company of any U.S. federal or state securities laws, rules or regulations applicable to the Company and relating to any action required of or inaction by the Company in connection with any such registration; provided that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in conformity with information furnished to the Company in writing by such Company Indemnitee specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee.

(b) Indemnification by the Offerors and Holders. In connection with any registration statement filed by the Company pursuant to Section 2.1 or 2.2 hereof in which a Holder has registered for sale Registrable Securities, each such Holder or seller of Registrable Securities shall, and hereby agrees to, severally and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, (i) the Company and each of its directors, officers, employees, agents, partners, shareholders, Affiliates and each other Person, if any, who controls (within the meaning of the Exchange Act) the Company and (ii) each other Holder or seller of Registrable Securities and such Holder or seller’s employees, directors, officers, shareholders, members, partners, agents and Affiliates (each such Person under clause (i) or (ii), a “Holder Indemnitee” for purposes of this Section 2.8), against all Losses insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents (or any document incorporated by reference therein) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Holder or seller of Registrable Securities specifically for use therein; provided, however, that the liability of such indemnifying party under this clause (b) shall not exceed the amount of the net proceeds (after giving effect to underwriting discounts and commissions) received by such indemnifying party in the sale of Registrable Securities giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Holder Indemnitee and shall survive the transfer of such securities by such indemnifying party.

(c) Notices of Losses, etc. Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a Loss referred to in the preceding subsections of this Section 2.8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 2.8 except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof or the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or fails to employ counsel reasonably satisfactory to such indemnified party, in which case the indemnified party shall also have the right to employ counsel and to assume the defense of such claim at the reasonable expense of the indemnifying party. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

(d) Contribution. If the indemnification provided for in this Section 2.8 shall for any reason be unavailable to an indemnified party under subsection (a) or (b) of this Section 2.8 in respect of any Loss, then, in lieu of the amount paid or payable under subsection (a) or (b) of this Section 2.8 the indemnified party and the indemnifying party under subsection (a) or (b) of this Section 2.8 shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Securities; provided that, for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the net proceeds received by such sellers (after giving effect to sales commissions or other similar discounts and commissions). No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the selling holders of Registrable Securities to contribute as provided in this subsection (d) are several in proportion to the relative value of their respective Registrable Securities sold under such registration statement and not joint. Notwithstanding the provisions of this Section 2.8(d), in connection with any registration statement filed by the Company, a Holder shall not be required to contribute amounts that, together with the liability of such Holder under subsection (b), is in excess of the amount of the net proceeds (after giving effect to underwriting discounts and commissions) received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation.

(e) Other Indemnification. The Company shall, in connection with any registration statement filed by the Company pursuant to Section 2.1 or 2.2, and each Holder who has registered for sale Registrable Securities shall, with respect to any required registration or other qualification of securities under any federal or state law or regulation of any Governmental Authority other than the Securities Act, indemnify Holder Indemnitees or Company Indemnitees, respectively, against Losses, or, to the extent that indemnification shall be unavailable to a Holder Indemnitee or Company Indemnitee, contribute to the aggregate Losses of such Holder Indemnitee or Company Indemnitee, as applicable, in a manner similar to that specified in the preceding subsections of this Section 2.8 (with appropriate modifications).

2.9 Registration Rights to Others. Each Holder may transfer all or some of its Registrable Securities and its rights hereunder associated with such Registrable Securities to one or more of its Affiliates (an “Affiliate Transferee”); provided that each such Affiliate Transferee shall be required to sign a joinder agreement substantially in the form set forth in Schedule B. Unless and until an Affiliate Transferee delivers the requisite joinder agreement to the Company, such transferee shall have no rights under this Agreement and such transferee’s securities shall not be “Registrable Securities”. Registrable Securities shall cease to be “Registrable Securities” upon a transfer thereof to a Person who is not an Affiliate Transferee. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the holders of Registrable Securities in, or conflict (in a manner that adversely affects holders of Registrable Securities) with any other provisions included in, this Agreement.

2.10 Adjustments Affecting Registrable Securities. Without the written consent of each Holder, the Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Securities that would materially adversely affect the ability of the Holders to include such Registrable Securities in any registration of securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Securities under any such registration or other offering.

2.11 Other Agreements. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall use its reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder to enable the Holders to sell securities pursuant to (i) Rule 144 or any similar rule or regulation hereafter adopted by the Commission or (ii) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Commission. The Company shall at all times use its reasonable best efforts to cause the securities so registered to be listed on each securities exchange or national market system on which similar securities issued by the Company are then listed.

2.12 Calculation of Percentage or Number of Registrable Securities. For purposes of this Agreement, all references to a percentage or number of Registrable Securities or shares of Common Stock held by Holders (a) shall be calculated based upon the number of Registrable Securities or shares of Common Stock (including those deemed to be Registrable Securities), as applicable, outstanding in the records of the Company at the time such calculation is made and (b) shall exclude, for purposes of the number or percentage held by any Holders, any shares of Common Stock owned by the Company or any Subsidiary of the Company and any Common Stock of the Company issuable upon the exercise, redemption or conversion of securities issued under any of the Company’s employee benefit plans.

2.13 Termination of Registration Rights. The Company’s obligations under Sections 2.1 and 2.2 hereof to register Registrable Securities for sale under the Securities Act with respect to any Holder shall terminate on the first to occur of (i) period of five (5) years from the date the Shelf Registration Statement filed by the Company pursuant to Section 2.1 or 2.2, as the case may be, is declared effective by the Commission, (ii) the date on which all Holders can sell the shares of Common Stock under Rule 144 without volume restrictions and (iii) the date on which no Registrable Securities are held by any Holder.

ARTICLE III

MISCELLANEOUS

3.1 Amendments; Entire Agreement. Any amendment or waiver of, or any consent given under, any provision of this Agreement shall be in writing and, in the case of an amendment, signed by Holders of a majority of the Registrable Securities; provided that no amendment shall adversely and disproportionately affect in any material manner the rights or obligations of a Holder of Registrable Securities under this Agreement relative to the other Holders, without such adversely and disproportionately affected Holder’s prior written consent. This Agreement supersedes all prior discussions, memoranda of understanding, term sheets, agreements and arrangements (whether written or oral, including all correspondence), if any, among the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

3.2 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable in whole or in part under any applicable law from time to time: (a) such provision will be fully severable from this Agreement; (b) such provision shall apply with whatever deletion or modification is necessary so that such provision is legal, valid and enforceable, giving effect to the intention of the parties hereto under this Agreement; and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

3.3 Successors and Assigns. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, each of which, in the case of the Holders, shall agree in a writing to become a party hereto by signing a joinder agreement as set forth in Schedule B and be bound to the same extent as the parties hereto. The Company may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the holders of a majority of the Registrable Securities. Any purported assignment in violation of this provision shall be null and void ab initio. If any transferee of any Holder (including any Affiliate of any Holder) shall acquire Registrable Securities by operation of law, then notwithstanding Section 2.9, such Registrable Securities shall be held subject to and benefit from all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

3.4 Notices.

(a) Any notice, request or other communication to be given or made under this Agreement shall be in writing. Any such communication shall be delivered by hand, airmail, established courier service, electronic mail (“e-mail”) or facsimile to the party to which it is required or permitted to be given or made at such party’s address set forth on Schedule C or at such other address as such party may from time to time designate by written notice to the other parties hereto, and shall be effective for all purposes of this Agreement upon the earlier of (i) actual receipt and (ii) deemed receipt under Section 3.4(b) below.

(b) Unless there is reasonable evidence that it was received at a different time, notice pursuant to this Section 3.4 is deemed given if: (i) delivered by hand, when left at the address referred to in Section 3.4(a); (ii) sent by next day, second day, or third day national or international prepaid courier service, on the next business day, second business day, or third business day thereafter; and (iii) sent by e-mail, upon actual receipt. Each such notice shall also be delivered by electronic means.

3.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, facsimile, e-mail or otherwise) to the other parties. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signatures.

3.6 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflict of laws that would require the application of the law of any other jurisdiction. Each party agrees and consents to the exclusive jurisdiction of The Chancery Court of the State of Delaware, County of New Castle or, if such court does not have jurisdiction over the subject matter of such proceeding or if such jurisdiction is not available, the United States District Court for the District of Delaware, and the appellate courts thereto, for the purposes of any action, suit or proceeding arising out of or relating to this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding relating hereto, that it is not subject to such jurisdiction or that such action, suit or proceeding may not be brought or is not maintainable in such courts; provided that a judgment rendered by any such court may be enforced in any court having competent jurisdiction. Each party irrevocably consents to personal jurisdiction, service and venue in any such court. EACH PARTY HERETO UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b) Each party acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that, in view of the uniqueness of the subject matter of this Agreement, the remedy at law for any breach, or threatened breach, of any of such provisions would be inadequate and, accordingly, agrees that each other party, in addition to any other rights or remedies which it may have, shall be entitled to specific performance of this Agreement and any of the terms of this Agreement and such other equitable and injunctive relief available to the parties from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for equitable and injunctive relief permitted hereunder, each party hereby waives any claim or defense that a remedy at law alone is adequate and, to the maximum extent permitted by applicable law, agrees to have each provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of equitable and injunctive relief against it enjoining or restraining any breach or threatened breach of any provision of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

SONIM TECHNOLOGIES, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTOR:

AJP HOLDING COMPANY, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE A

HOLDER INFORMATION

Investor:

Number of Registrable Securities: ________________

Beneficial holder

[____]

[____]

Attn: [____]

Email: [____]

SCHEDULE B

FORM OF JOINDER

THIS JOINDER (this “Joinder”) to the Registration Rights Agreement, dated as of [__], 2022, by and among Sonim Technologies, Inc., a Delaware corporation (the “Company”), [    ] (the “Investor”) and certain additional holders who have executed joinders thereto from time to time (the “Registration Rights Agreement”), is made and entered into as of [                ], 2022 by and between the Company and [AJP Holding Company, LLC, a Delaware limited liability company] (“Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, Holder has acquired certain Registrable Securities from [                ].

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties to this Joinder hereby agree as follows:

(a) Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed a Holder for all purposes thereof.

(b) Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and its successors, heirs and assigns.

(c) Notices. For purposes of Section 3.4 (Notices) of the Registration Rights Agreement, all notices, requests and demands to the Holder shall be directed to:

[Name]

[Address]

Attn: [____]

Email: [____]

(d) Governing Law. The provisions of Section 3.5 (Counterparts) and Section 3.6 (Governing Law; Jurisdiction; Waiver of Jury Trial) of the Registration Rights Agreement are incorporated herein by reference as if set forth in full herein and shall apply to the terms and provisions of this Joinder and the parties hereto mutatis mutandis.

(e) Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Joinder to the Registration Rights Agreement as of the date first written above.

SONIM TECHNOLOGIES, INC.

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

SCHEDULE C

NOTICES

If to the Company, to:

Sonim Technologies, Inc.

6500 River Place Boulevard, Bldg. 7, S#250

Austin, TX, 78730

Attention: Mr. Robert Tirva

E-mail: b.tirva@sonimtech.com

with a copy (which shall not constitute notice) to:

O’Melveny & Myers LLP

Two Embarcadero Center, 28th Floor

San Francisco, CA 94111

Attention: Brophy Christensen; Noah Kornblith

E-mail: bchristensen@omm.com; nkornblith@omm.com

If to the Investor, to:

AJP Holding Company, LLC

[********]

[********]

Attention: [********]

E-mail: [********]

with a copy (which shall not constitute notice) to:

Venable LLP

Rockefeller Center, 1270 Avenue of the Americas, 25th Floor

New York, NY 10020

Attention: William N. Haddad, Kirill Y. Nikonov, Arif Soto

E-mail: wnhaddad@venable.com, kynikonov@venable.com, asoto@venable.com